UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 17, 2025
WEAVE COMMUNICATIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40998	26-3302902
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1331 W Powell Way Lehi, Utah	84043
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (385) 331-4164
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13d-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value	WEAV	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.
On February 20, 2025, Weave Communications, Inc. (the “Company”) issued a press release announcing its financial results for the fourth quarter and full year ended December 31, 2024. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
The foregoing information contained under Item 2.02 of this Current Report on Form 8-K (including the Exhibit 99.1 hereto) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), regardless of any general incorporation language in such filings, except as shall be expressly set forth by specific reference in such filing.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On February 20, 2025, the Company announced that its Chief Financial Officer, Alan Taylor, plans to retire from his position at the end of the first quarter of 2025. The Company expects to appoint Jason Christiansen, the Company’s Vice President of Finance, to succeed Mr. Taylor (the “Leadership Transition”).
Item 7.01 Regulation FD Disclosure.
On February 20, 2025, the Company issued a press release announcing the Leadership Transition. A copy of the press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K.
The foregoing information contained under Item 7.01 of this Current Report on Form 8-K (including the Exhibit 99.2 hereto) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act, regardless of any general incorporation language in such filings, except as shall be expressly set forth by specific reference in such filing.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	Press Release Announcing Financial Results Dated February 20, 2025
99.2	Press Release Announcing Leadership Transition Dated February 20, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEAVE COMMUNICATIONS, INC.

Date:	February 20, 2025

By:	/s/ Brett White

Name:	Brett White
Title:	Chief Executive Officer